SEPTEMBER 1, 1998 AMENDMENT TO
                             PARTICIPATION AGREEMENT
                                      AMONG
                             OCC ACCUMULATION TRUST,
                              OCC DISTRIBUTORS, and
                 RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK


      This is an amendment to the August 8, 1997 Participation Agreement ("Agreement") among OCC Accumulation Trust, OCC Distributors and ReliaStar Life Insurance Company of New York (formerly ReliaStar Bankers Security Life Insurance Company).

      Schedule A to the Agreement is hereby amended to add the following separate account of the Company:

      o ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II

      IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment to the Agreement as of September 1, 1998.


                                         OCC ACCUMULATION TRUST

                                         By:
                                               ---------------------------------

                                         Name:
                                                 -------------------------------

                                         Title:
                                                --------------------------------

                                         OCC DISTRIBUTORS

                                         By:
                                               ---------------------------------

                                         Name:
                                                 -------------------------------

                                         Title:
                                                --------------------------------

                                         RELIASTAR LIFE INSURANCE COMPANY OF
                                         NEW YORK

                                         By:
                                               ---------------------------------

                                         Name:
                                                 -------------------------------

                                         Title:
                                                --------------------------------